                                                                    EXHIBIT 25.1

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                             ----------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

California                                             95-3571558
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

700 South Flower Street
Los Angeles, California                                90017
(Address of principal executive offices)               (Zip code)

                             ----------------------

                                 AQUANTIVE, INC.
               (Exact name of obligor as specified in its charter)

Washington                                       91-1819567
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

821 Second Avenue, 18th Floor
Seattle, Washington                              98104
(Address of principal executive offices)         (Zip code)

                             ----------------------

              2.25% Convertible Senior Subordinated Notes due 2024
                       (Title of the indenture securities)

================================================================================

1.    GENERAL INFORMATION.

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------
      Federal Deposit Insurance Corporation     25 Ecker Street
                                                San Francisco, California 94105

      State Banking Department                  111 Pine Street, Suite 1100
                                                San Francisco, California 94111

      (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      None.

16.   LIST OF EXHIBITS.

      1.1 Articles of Incorporation of Security Trust Company, as filed in the office of the Secretary of State of the State of California on November 13, 1980 and filed in the office of the Superintendent of Banks, State of California on November 17, 1980; incorporated herein by reference as Exhibit 1.1 filed with Form T-1 Statement, Registration No. 33-56465.

      1.2 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Security Trust Company to Bradford Trust Company of California), as filed in the office of the Secretary of State of the State of California on January 7, 1985; incorporated herein by reference as Exhibit 1.2 filed with Form T-1 Statement, Registration No. 33-56465.

      1.3 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Bradford Trust Company of California to FIDATA Trust Company California) as filed in the office of the Secretary of State of the State of California on April 11, 1985; incorporated herein by reference as
Exhibit 1.3 filed with Form T-1 Statement, Registration No. 33-56465.

      1.4 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from FIDATA Trust Company California to Wall Street Trust Company California), as filed in the office of the Secretary of State of the State of California on February 5, 1986; incorporated herein by reference as
Exhibit 1.4 filed with Form T-1 Statement, Registration No. 33-56465.

      1.5 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Wall Street Trust Company California to The Bank of New York Trust Company of California), as filed in the office of the Secretary of State of the State of California on April 15, 1988; incorporated herein by reference as Exhibit 1.5 filed with Form T-1 Statement, Registration No. 33-56465.

      3. Copy of Certificate of the State Banking Department, State of California, dated January 24, 1994, authorizing the Trustee to transact a commercial banking business and to engage in the trust business at 700 South Flower Street, Los Angeles, California; incorporated herein by reference as
Exhibit 3 filed with Form T-1 Statement, Registration No. 33-56465.

      4. Copy of By-Laws of the Trustee; incorporated herein by reference as
Exhibit 4 filed with Form T-1 Statement, Registration No. 33-56465.

      6. Consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit 6 filed with Form T-1 Statement, Registration No. 33-56465.

      7. Copy of latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York Trust Company, N.A. a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 3rd day of February, 2004.

                        THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                       By:  /s/Sandee' Parks
                                           ---------------------------
                                           Name:  Sandee' Parks
                                           Title: Vice President

                                                                       EXHIBIT 7


                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

      At the close of business November 30, 2004, published in accordance with Federal regulatory authority instructions.

                                                                             Dollar Amounts
                                                                              in Thousands

ASSETS
Cash and balances due from
      depository institutions:
      Noninterest-bearing balances
        and currency and coin                                                   11,020
      Interest-bearing balances                                                     20
Securities:
      Held-to-maturity securities                                                8,930
      Available-for-sale securities                                             29,892
Federal funds sold and securities purchased under agreements to resell:

      Federal funds sold                                                        25,700
      Securities purchased under agreements to resell                          111,000
Loans and lease financing receivables:

      Loans and leases held for sale                                                 0
      Loans and leases,
        net of unearned income                                                       0
      LESS: Allowance for loan and
        lease losses                                                                 0
      Loans and leases, net of unearned
        income and allowance                                                         0
Trading assets                                                                       0
Premises and fixed assets (including
      capitalized leases)                                                        2,365
Other real estate owned                                                              0
Investments in unconsolidated
      subsidiaries and associated
      companies                                                                      0
Customers' liability to this bank
      on acceptances outstanding                                                     0
Intangible assets:
      Goodwill                                                                 237,448
      Other Intangible Assets                                                   17,614
Other assets                                                                    25,184
                                                                              --------
Total assets                                                                  $469,173
                                                                              ========

LIABILITIES
Deposits:
      In domestic offices

      Noninterest-bearing                                                        12,587
      Interest-bearing                                                                0
Not applicable

Federal funds purchased and securities
      sold under agreements to repurchase:
      Federal funds purchased                                                         0
      Securities sold under agreements to repurchase                                  0
Trading liabilities                                                                   0
Other borrowed money:
      (includes mortgage indebtedness
      and obligations under capitalized
      leases)                                                                    58,193
Not applicable
Bank's liability on acceptances
        executed and outstanding                                                      0
Subordinated notes and debentures                                                     0
Other liabilities                                                                45,767
                                                                              ---------
Total liabilities                                                             $ 116,548
                                                                              =========
Minority interest in consolidated subsidiaries                                        0

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                         0
Common stock                                                                      1,000
Surplus                                                                         294,050
Retained earnings                                                                57,632
Accumulated other comprehensive
      income
Other equity capital components                                                     (57)
                                                                              ---------
Total equity capital                                                          $ 352,625
                                                                              ---------
Total liabilities, minority interest, and equity capital                      $ 469,173
                                                                              =========


      I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

      Thomas J. Mastro ) Comptroller


      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

      Richard G. Jackson      )
      Nicholas C. English     )     Directors
      Karen B. Shupenko       )


                                       2